GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2017
Goodwill And Intangible Assets Schedule Of Significant Goodwill And Intangible Assets Details
GOODWILL AND INTANGIBLE ASSETS
13.	GOODWILL AND INTANGIBLE ASSETS

	Goodwill US$‘000	Development costs US$‘000	Patents and licences US$‘000	Other US$‘000	Total US$‘000
Cost
At January 1, 2016	82,112	109,443	9,968	33,624	235,147
Other additions	—	17,431	—	77	17,508
Exchange adjustments	(423)	(255)	(43)	—	(721)

At December 31, 2016	81,689	126,619	9,925	33,701	251,934

At January 1, 2017	81,689	126,619	9,925	33,701	251,934
Other additions	—	10,402	22	—	10,424
Disposals				(15)	(15)
Reclassification	—	(132)	—	132	—
Exchange adjustments	—	29	—	—	(29)

At December 31, 2017	81,689	136,918	9,947	33,818	262,372

Accumulated amortisation and Impairment losses
At January 1, 2016	(29,426)	(20,199)	(6,280)	(17,884)	(73,789)
Charge for the year	—	(1,259)	(86)	(1,628)	(2,973)
Impairment losses	(26,489)	(58,195)	(2,948)	(41)	(87,673)
Exchange adjustments	—	—	(224)	—	(224)

At December 31, 2016	(55,915)	(79,653)	(9,538)	(19,553)	(164,659)

At January 1, 2017	(55,915)	(79,653)	(9,538)	(19,553)	(164,659)
Charge for the year	—	(1,708)	(17)	(1,578)	(3,303)
Disposals	—	—	—	8	8
Impairment losses	(7,876)	(20,782)	(173)	(836)	(29,667)
Exchange adjustments	—	3	—	—	3

At December 31, 2017	(63,791)	(102,140)	(9,728)	(21,959)	(197,618)

Carrying amounts
At December 31, 2017	17,898	34,778	219	11,859	64,754

At December 31, 2016	25,774	46,966	387	14,148	87,275

Included within development costs are costs of US$31,904,000 which were not amortised in 2017 (2016: US$15,872,000). These development costs are not being amortised as the projects to which the costs relate were not fully complete at December 31, 2017 or at December 31, 2016. As at December 31, 2017 these projects are expected to be completed during the period from January 1, 2018 to December 31, 2019 at an expected further cost of approximately US$10,560,000.

Intangible assets written off relating to Discontinued operation

In 2016, development of Cardiac point-of-care tests on the Meritas platform was terminated. The decision to cease the development came after the company held a meeting with the U.S. Food and Drug Administration (“FDA”) in order to obtain an update on the Meritas Troponin premarket submission. At that meeting the FDA suggested that the submission should be withdrawn. The FDA made it known that any new point-of-care Troponin product would be required to demonstrate performance equivalent to the most recently cleared laboratory-based device. As there was no certainty that this level of performance could ever be achieved by the point-of-care Meritas product, even with the benefit of further development efforts, management decided to cease the development work on Troponin I and the analyzer and its sister products, BNP and D-dimer.

In the financial statements for the year ended December 31, 2016, all capitalised development work for the Troponin I assay and analyser, BNP assay and the D-dimer test totalling US$41,374,000 was written off. The carrying value of the intangible asset relating to the underlying micropillar technology (US$2,946,000) was written off, as well as the goodwill arising on the Fiomi Diagnostics acquisition (US$5,109,000). Other intangible assets of US$4,000 brought the total write down of intangible assets of the cardiac point-of-care operation in 2016 to US$49,433,000 (refer to Note 10).

The following represents the costs incurred during each period presented for each of the principal development projects:

Product Name	2017 US$’000	2016 US$’000
Premier Instrument for Haemoglobin A1c testing[1]	2,601	2,810
HIV screening rapid test	1,514	1,085
US Lyme	1,156	1,003
Uni-gold test enhancement	1,134	1,154
G-6-PDH test	812	-
Tri-stat Point-of-Care instrument	764	678
Sjogrens monoclonal antibodies	376	166
HIV screening Africa	289	650
Autoimmune FDA registrations	273	341
Uni-Gold antigen improvement	258	287
Premier Resolution	252	259
Brain Natriuretic Peptide (BNP) assay	-	2,904
Troponin I assay and reader	-	1,932
Cardiac analyser	-	1,056
Enhanced TPHA/CMV	-	810
Malaria Point-of-Care test	-	411
D-Dimer development	-	332
Other projects with spend less than US$250,000 in 2017	973	1,553
Total capitalised development costs	10,402	17,431

1
The Premier project entails the development of a High Performance Liquid Chromotography (HPLC) instrument for testing haemoglobin A1c (HbA1c). A number of versions of the instrument are being developed including an Ion Exchange version (Premier Resolution). At December 31, 2017 this project had a total carrying amount of $22,955,000. Amortisation will occur over a 15 year period, commencing on commercialization of each version of the instrument.

All of the development projects for which costs have been capitalised are judged to be technically feasible, commercially viable and likely to produce future economic benefits. In reaching this conclusion, many factors have been considered including the following:

(a)
The Group only develops products within its field of expertise. The R&D team is experienced in developing new products in this field and this experience means that only products which have a high probability of technical success are put forward for consideration as potential new products.

(b)
A technical feasibility study is undertaken in advance of every project. The feasibility study for each project is reviewed by the R&D team leader, and by other senior management depending on the size of the project. The feasibility study occurs in the initial research phase of the project and costs in this phase are not capitalised.

(c)
Nearly all of our new product developments involve the transfer of our existing product know-how to a new application. The Group does not engage in pure research. Every development project is undertaken with the intention of bringing a particular new product to market for which there is a known demand.

(d)	The commercial feasibility of each new product is established prior to commencement of a project by ensuring it is projected to achieve an acceptable income after applying appropriate discount rates.

Other intangible assets

Other intangible assets consist primarily of acquired customer and supplier lists, trade names, website and software costs.

Amortisation

Amortisation is charged to the statement of operations through the selling, general and administrative expenses line.

Impairment testing for intangibles including goodwill and indefinite lived assets

Goodwill and other intangibles are subject to impairment testing on an annual basis. In determining whether a potential asset impairment exists, a range of internal and external factors are considered. A number of factors impacted this calculation including the Company’s market capitalisation at the end of the year which was significantly lower compared to the end of 2016. This factor as well as recent volatility in the Company’s share price resulted in a higher cost of capital being attributable to the Company’s expected future cash flows. As the future discounted cash flows for a number of cash generating units (“CGUs”) was below the carrying value of their net assets, the Group decided to recognise at December 31, 2017 a non-cash impairment charge of US$41,755,000.

The impairment test performed as at December 31, 2017 identified a total impairment loss of US$85,603,000 in six CGUs, of which US$41,755,000 has been recorded in the 2017 financial statements. Not all of the total impairment loss was recorded in the financial statements due to the allocation method proscribed in IAS 36, Impairment of Assets. According to the accounting standard, the impairment loss for each CGU is first allocated to reduce the carrying amount of any goodwill allocated to the CGU, then to other assets of the unit pro rata on the basis of the carrying amount of each asset in the CGU. The full impairment loss for Biopool US Inc, Trinity Biotech Manufacturing Limited and Mardx Diagnostic Inc could not be reflected in the 2017 financial statements for these entities because each of these entities had insufficient assets to write down after excluding those assets with a known recoverable amount. The amount of impairment loss that could not be recorded for Biopool US Inc, Trinity Biotech Manufacturing Limited and Mardx Diagnostic Inc was US$32,177,000, US$9,769,000 and US$1,902,000 respectively. As a result, the impairment loss that was recorded in the 2017 financial statements was US41,755,000, being the total impairment loss of US$85,603,000 less the amounts which could not be recorded.

The impairment loss arose from the impairment review performed on Trinity Biotech Manufacturing Limited, Immco Diagnostics Inc,, Mardx Diagnostic Inc, Clark Laboratories Inc, Phoenix Bio-tech Corp and Biopool US Inc. An impairment loss arose in these entities due to the carrying value of their net assets exceeding the entity’s discounted future cashflows. The recoverable amount of each of the CGUs is determined based on a value-in-use computation, which is the only methodology applied by the Group and which has been selected due to the impracticality of obtaining fair value less costs to sell measurements for each reporting period. For the purpose of the annual impairment tests, goodwill is allocated to the relevant CGU. The annual impairment analysis is based on a valuation technique involving level 3 inputs, see Note 1 (viii).

The value-in-use calculations use cash flow projections based on the 2018 budget and projections for a further four years using projected revenue and cost growth rates of between 7% and minus 20%. At the end of the five year forecast period, terminal values for each CGU, based on a long term growth rate of 2%, are used in the value-in-use calculations. The value-in-use represents the present value of the future cash flows, including the terminal value, discounted at a rate appropriate to each CGU. The key assumptions employed in arriving at the estimates of future cash flows are subjective and include projected EBITDA, net cash flows, discount rates and the duration of the discounted cash flow model. The assumptions and estimates used were derived from a combination of internal and external factors based on historical experience. The pre-tax discount rates used range from 15% to 26% (2016: 13% to 36%).

The table below sets forth the impairment loss recorded for each of the CGU’s at December 31, 2017.

US$’000
Trinity Biotech Manufacturing Limited	32,561
Immco Diagnostics Inc.	1,094
Clark Laboratories Inc.	978
Mardx Diagnostic Inc.	4,690
Phoenix Bio-tech Corp	1,801
Biopool US Inc.	631

Total impairment loss	41,755

The table below sets forth the breakdown of the impairment loss for each class of asset at December 31, 2017:

US$’000
Goodwill and other intangible assets (see note 13)	29,667
Property, plant and equipment (see note 12)	10,437
Prepayments (see note 17)	1,651

Total impairment loss	41,755

The impairment loss at December 31, 2017 allocated to goodwill arose on the following CGUs:

US$’000
Mardx Diagnostic Inc.	3,572
Phoenix Bio-tech Corp.	1,801
Clark Laboratories Inc.	978
Immco Diagnostics Inc.	1,094
Blood bank screening business	431

Total impairment loss allocated to goodwill	7,876

The value-in-use calculation is subject to significant estimation, uncertainty and accounting judgements and is particularly sensitive in the following areas;

•
In the event that there was a variation of 10% in the assumed level of future growth in revenues, which would represent a reasonably likely range of outcomes, there would be an additional impairment loss of US$835,000 at December 31, 2017.

•
In the event there was a 10% variation in the discount rate used to calculate the potential impairment of the carrying values, which would represent a reasonably likely range of outcomes, there would be an additional impairment loss of US$4,786,000 at December 31, 2017.

Significant Goodwill and Intangible Assets with Indefinite Useful Lives

CGUs or combinations of CGUs for which the carrying amount of goodwill is significant for the purposes of impairment testing in comparison with the Group’s total carrying amount of goodwill are those where the percentage is greater than 20% of the total.

The additional disclosures required for the CGU with significant goodwill are as follows:

	Fitzgerald Industries
	December 31, 2017	December 31, 2016
Carrying amount of goodwill (US$’000)	12,592	12,592
Discount rate applied (real pre-tax)	17.70%	13.56%
Excess value-in-use over carrying amount (US$’000)	8,397	17,762
% EBITDA would need to decrease for an impairment to arise	30.4%	46.8%
Long-term growth rate	2.0%	2.0%

The key assumptions and methodology used in respect of this CGU are consistent with those described above. The assumptions and estimates used are specific to the individual CGU and were derived from a combination of internal and external factors based on historical experience.

Intangible Assets with Indefinite Useful lives (included in other intangibles)	December 31, 2017 US$‘000	December 31, 2016 US$‘000
Fitzgerald Industries International CGU
Fitzgerald trade name	970	970
RDI trade name	560	560
Primus Corporation CGU
Primus trade name	670	670
Immco Diagnostic CGU
Immco Diagnostic trade name	3,393	3,393
Total	5,593	5,593

The trade name assets purchased as part of the acquisition of Fitzgerald in 2004, Primus and RDI in 2005 and Immco Diagnostics in 2013 were valued using the relief from royalty method and based on factors such as (1) the market and competitive trends and (2) the expected usage of the name. It was considered that these trade names will generate net cash inflows for the Group for an indefinite period.